Exhibit 21.1

List of Subsidiaries

Subsidiary	Jurisdiction of Incorporation or Organization
TerraForm Power, LLC	Delaware
TerraForm Power Operating, LLC	Delaware
SunEdison Canada Yieldco, LLC	Delaware
SunEdison Canada YieldCo Lindsay, LLC	Delaware
SunEdison Yieldco Chile HoldCo, LLC	Delaware
Amanecer Solar Holding SpA	Chile
Amanecer Solar SpA	Chile
SunEdison YieldCo ACQ1, LLC	Delaware
SunEdison YieldCo DG–VIII Holdings, LLC	Delaware
SunEdison PR DG, LLC	Delaware
SunE Solar VIII, LLC	Delaware
SunE WF CRS, LLC	Delaware
SunE Irvine Holdings, LLC	Delaware
SunE HB Holdings, LLC	Delaware
SunEdison Origination2, LLC	Delaware
SunE Solar VIII 2, LLC	Delaware
SunE GIL 1, LLC	Delaware
SunE GIL 2, LLC	Delaware
SunE GIL 3, LLC	Delaware
SunE Gresham WWTP, LLC	Delaware
SunE WF Bellingham, LLC	Delaware
SunE WF Framingham, LLC	Delaware
SunE KHL PSNJ, LLC	Delaware
SunE WF Dedham, LLC	Delaware
SunE DDR PSNJ, LLC	Delaware
SunE W-PR1, LLC	Puerto Rico
SunE WMT PR3, LLC	Puerto Rico
SunE Irvine, LLC	Delaware
SunE HB, LLC	Delaware
SunE OC PSNJ, LLC	Delaware
SunE GIL Holdings, LLC	Delaware
SunE KHL968 Orange, LLC	Delaware
SunE WF10217 West Hartford, LLC	Delaware
SunE KHL1004 Hillsboro, LLC	Delaware
SunEdison Yieldco UK HoldCo 3, LLC	Delaware
SunE Green HoldCo 3 Ltd	United Kingdom
SunSave 10 Ltd (Fareham)	United Kingdom
SunSave 15 Ltd (WestWood)	United Kingdom
SunSave 20 Ltd (Knowlton)	United Kingdom
Norrington Solar Farm Ltd	United Kingdom
SunEdison Yieldco UK HoldCo 4, LLC	Delaware

SunE Green Holdings Germany GmbH	Germany
SunE Green HoldCo 4 Ltd	United Kingdom
Sunsave 6 Manston Ltd (Manston)	United Kingdom
Boyton Solar Park Ltd (Langunnett)	United Kingdom
KS SPV 24 Ltd (West Farm)	United Kingdom
SunEdison Yieldco UK HoldCo 2, LLC	Delaware
SunEdison Yieldco DG Holdings, LLC	Delaware
SunE Solar Construction Holdings #2, LLC	Delaware
SunE Solar Construction #2, LLC	Delaware
SunE Hubbardston Solar LLC	Delaware
SunE Solar Berlin I, LLC	Delaware
BWC Origination 12, LLC	Delaware
BWC Origination 2, LLC	Delaware
SunEdison Yieldco Origination Holdings, LLC	Delaware
SunEdison DG14 Holdings, LLC	Delaware
SunE Solar Mattapoisett I, LLC	Delaware
Tioga Solar La Paz, LLC	Delaware
SunEdison JJ Gurabo, LLC	Puerto Rico
SunE RBPC1, LLC	Delaware
SunE RBPC6, LLC	Delaware
SunE RBPC7, LLC	Delaware
SunE CRF10, LLC	Delaware
SunE RBPC3, LLC	Delaware
SunE RBPC4, LLC	Delaware
SunE CREST 1, LLC	Delaware
SunE CREST 2, LLC	Delaware
SunE CREST 5, LLC	Delaware
SunE CREST 6, LLC	Delaware
SunE CREST 7, LLC	Delaware
SunE LPT1, LLC	Delaware
SunE Solar XV Holdco, LLC	Delaware
SunE Solar XV Lessor Parent, LLC	Delaware
SunE Solar XV Lessor, LLC	Delaware
SunE CRF8, LLC	Delaware
SunE CRF9, LLC	Delaware
SunE CRF12, LLC	Delaware
SunEdison Yieldco Nellis HoldCo, LLC	Delaware
NAFB LP Holdings, LLC	Delaware
MMA NAFB Power LLC	Delaware
Solar Star NAFB LLC	Delaware

SunEdison NC Utility, LLC	Delaware
Bearpond Solar Center, LLC	North Carolina
Dessie Solar Center, LLC	North Carolina
Shankle Solar Center, LLC	North Carolina
Graham Solar Center, LLC	North Carolina
SunEdison YieldCo Regulus Holdings, LLC	Delaware
SunE Regulus Managing Member, LLC	Delaware
SunE Regulus Equity Holdings, LLC	Delaware
SunE Regulus Dev, LLC	Delaware
SunE Regulus Holdings II, LLC	Delaware
SunE Regulus Holdings, LLC	Delaware
Regulus Solar LLC	Delaware
SunEdison YieldCo ACQ5, LLC	Delaware
SunEdison YieldCo ACQ6, LLC	Delaware
SunEdison YieldCo ACQ7, LLC	Delaware
SunEdison YieldCo ACQ8, LLC	Delaware
SunEdison Yieldco, DGS Holdings, LLC	Delaware
SunEdison Yieldco, Enfinity Holdings, LLC	Delaware
Treasure Valley Solar, LLC	Delaware
Belchertown Solar, LLC	Delaware
SunEdison YieldCo ACQ2, LLC	Delaware
CALRENEW-1 LLC	Delaware
SunEdison YieldCo ACQ3, LLC	Delaware
SunE Alamosa1 Holdings, LLC	Delaware
SunE Alamosa1, LLC	Delaware
OL’s SunE Alamosa1 Trust	Delaware
SunEdison YieldCo ACQ9, LLC	Delaware
Atwell Island Holdings, LLC	Delaware
SPS Atwell Island LLC	Delaware
SunEdison YieldCo ACQ4, LLC	Delaware
Yieldco SunEY US Holdco, LLC	Delaware
Nautilus Solar Silvermine, LLC	Delaware
Nautilus Solar I, LLC	Delaware
Nautilus Solar Funding II, LLC	Delaware
Nautilus Solar Power I, LLC	Delaware
Nautilus Solar Ocean City Two, LLC	Delaware
Nautilus Solar Funding IV, LLC	Delaware
Green Cove Management, LLC	Florida
Nautilus Solar WPU, LLC	Delaware
Nautilus Solar Lindenwold BOE, LLC	Delaware

Nautilus Solar SWBOE, LLC	Delaware
Nautilus Solar Solomon Schechter, LLC	Delaware
Nautilus Solar Dev Co, LLC	Delaware
Nautilus Solar Power III, LLC	Delaware
Nautilus Solar Power II, LLC	Delaware
Nautilus Solar Medford BOE, LLC	Delaware
Nautilus Solar Medford Lakes, LLC	Delaware
Nautilus Solar Wayne BOE, LLC	Delaware
Nautilus Solar Hazlet BOE, LLC	Delaware
Nautilus Solar Talbot County, LLC	Delaware
Nautilus Solar Frederick BOE, LLC	Delaware
Nautilus Sequoia I, LLC	Delaware
Solar PPA Partnership One, LLC	New York
Waldo Solar Energy Park of Gainesville, LLC	Delaware
Nautilus Solar Cresskill BOE, LLC	Delaware
Nautilus Solar KMBS, LLC	Delaware
Nautilus Solar St. Joseph’s LLC	Delaware
Nautilus Solar Liberty, LLC	Delaware
Nautilus Solar Ocean City One, LLC	Delaware
SS San Antonio West, LLC	California
Nautilus Solar Gibbstown, LLC	Delaware

4